Execution Copy 06/13/01


Exhibit 10.89
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                          REGISTRATION RIGHTS AGREEMENT

                              DATED: June 13, 2001

                  With reference to that certain Promissory Note of even date herewith (the "Promissory Note") from Commodore Applied Technologies, Inc., a Delaware corporation ("CXI") to The Shaar Fund, Ltd., a corporation ("Shaar"), together with its permitted assigns, whereby Shaar loaned CXI the principal sum of Five Hundred Thousand Dollars ($500,000.00) and that certain Warrant of even date herewith (the "Warrant") issued by CXI to Shaar and in order to induce the Shaar to make the loan evidenced by the Promissory Note, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                  (i) "Commission" means the Securities and Exchange Commission.

                  (ii) "Registration Statement" means a registration statement of CXI filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

                  (iii) "Restricted Security" means any share of Common Stock issued or issuable in lieu of cash dividend payments on the Preferred Shares, upon conversion or redemption of the Preferred Shares or exercise of the Warrants except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of CXI .

                  2. Within sixty (60) days following receipt by CXI of notice that (i) Shaar has exercised, in whole or in part, the Warrant, (ii) Milford Capital & Management ("Milford") has exercised, in whole or in part the Milford Warrant (as hereinafter defined), that certain warrant to acquire shares of common stock of CXI of even date herewith issued to Milford (the "Milford Warrant"), or (iii) any of their respective permitted assigns has exercised, in whole or in part the Warrant or the Milford Warrant, CXI shall register under the Securities Act of 1933, as amended (the "Securities Act"), all of the shares of common stock issuable to Shaar and Milford and their permitted successors and



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assigns, pursuant to the Warrant and the Milford Warrant. Such shares are referred to hereinafter as the "Registrable Securities."


         3. In connection with the registration of the Registrable Securities, CXI shall:

                  (a) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Shaar for resales of the Registrable Securities for a period of two years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and
(B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) As promptly as practicable after becoming aware of such event, notify Shaar (or those through Shaar) who hold Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

                  (c) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (d) Cooperate with Shaar (or those through Shaar) who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as Shaar reasonably may request and registered in such names as the Shaar may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by CXI to deliver to the transfer agent for the


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Registrable Securities (with copies to Shaar whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

                  (e) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by Shaar of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

         4. (a) At any time that CXI proposes to file a Registration Statement, either for its own account or for the account of a stockholder or stockholders, other than one required by Section 1 hereof ("CXI Registration Statement") CXI shall give Shaar written notice of its intention to do so and of the intended method of sale (the "Registration Notice") within a reasonable time prior to the anticipated filing date of CXI Registration Statement effecting such registration (but in no event less than 10 days before the anticipated filing date). Shaar may request inclusion of any Restricted Securities in such CXI Registration Statement by delivering to CXI, within 10 business days after receipt of the Registration Notice, a written notice (the "Piggyback Notice") stating the number of Restricted Securities proposed to be included and that such shares are to be included in any underwriting only on the same terms and conditions as the shares of common stock otherwise being sold through underwriters under such CXI Registration Statement. CXI shall use its best efforts to cause all Restricted Securities specified in the Piggyback Notice to be included in CXI Registration Statement and any related offering, all to the extent requisite to permit the sale by Shaar of such Restricted Securities in accordance with the method of sale applicable to the other shares of common stock included in such CXI Registration Statement; provided, however, that if, at any time after giving the Registration Notice and prior to the Effective Time of CXI Registration Statement filed in connection with such registration, CXI shall determine for any reason not to register or to delay registration of such securities, CXI may, at its election, give written notice of such determination to Shaar and, thereupon:

                  (i) in the case of a determination not to register, shall be relieved of its obligation to register any Restricted Securities in connection with such registration, and

                  (ii) in the case of a delay in registering, shall be permitted to delay registering any Restricted Securities for the same period as the delay in registering such other securities.

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         (b) CXI's obligation to include Restricted Securities in CXI
Registration Statement pursuant to Section 2.3(a) shall be subject to the following limitations:

                  (i) CXI shall not be obligated to include any Restricted Securities in a registration statement filed on Form S-4, Form S-8 or such other similar successor forms then in effect under the Securities Act.

                  (ii) If CXI Registration Statement involves an underwritten offering and the managing underwriter advises CXI in writing that, in its opinion, the number of securities requested to be included in such Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, CXI will include in such Registration Statement the number of such Securities which CXI is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

                           (A) first, the securities  proposed by CXI to be sold
                  for it own account, and

                           (B) second, any Restricted Securities requested to be
                  included in such registration and any other securities of CXI pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.


         (c) Shaar may not include any of its Restricted Securities in the CXI Registration Statement pursuant to this Agreement unless and until such Shaar furnishes to CXI in writing, within 30 Business Days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Securities Act and such other information as CXI may reasonably request for use in connection with the Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. Shaar agrees to furnish promptly to CXI all information required to be disclosed in order to make all information previously furnished to CXI by Shaar not materially misleading.

         (d) CXI covenants not to grant any such piggyback registration rights that would permit any holder of Common Stock (except for Milford and its permitted assigns) to have piggyback registration rights prior to, or on parity with, those of Shaar .


                  5. Until a Registration Statement has become effective under the Securities Act with respect to any Registrable Securities, each certificate representing such Registrable Securities, and all certificates and instruments issued in transfer thereof, shall be endorsed with the following restrictive legend:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED, EXCEPT IF REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE."

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At such time as any Registrable Securities cease to be Registrable Securities pursuant to Section 1, CXI shall, upon the request of any holder with respect to such securities, issue to such holder a replacement certificate without such legend in exchange for any certificate bearing such legend.



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                  6. If any of a Shaar's Registrable Securities are registered hereunder, CXI shall furnish to such Stockholder, at CXI's expense, such number of copies of the Registration Statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as Shaar may reasonably requests.

                  7. If any of Shaar's Registrable Securities are registered hereunder, CXI shall promptly, at CXI's expense, use its reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as Shaar may reasonably request, except that CXI shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

                  8. If Shaar's Registrable Securities are registered hereunder, CXI shall notify Shaar, promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed.


                  9. If Shaar's Registrable Securities are registered hereunder, CXI shall advise Shaar, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Securities Exchange Commission (the "Commission") suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  10. If Shaar's Registrable Securities are registered hereunder, (a) CXI agrees to bear all Commission registration and filing fees, printing and mailing expenses, NASD filing fees and expenses incurred by any person or entity in connection therewith, fees, disbursements of counsel and accountants for CXI and any underwriters, brokers and dealers and all expenses and fees incident to an application for listing the shares of CXI Common Stock on the American Stock Exchange, and (b) Shaar agrees to bear, pro rata (or as they may otherwise agree), all fees and disbursements of counsel for Shaar and any discounts, commissions and fees of any underwriters, brokers and dealers with respect to the Registrable Securities sold in connection with such registration.


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                  11. (a) CXI hereby agrees to indemnify and hold harmless
Shaar, its officers, directors, legal counsel and accountants and each person or entity who controls Shaar within the meaning of the Securities Act, from and against, and agrees to reimburse Shaar with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which Shaar may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that CXI shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by Shaar for use in the preparation thereof.

                      (b) Shaar  hereby  agrees to indemnify  and hold  harmless
CXI, its officers, directors, legal counsel and accountants and each person or entity who controls CXI within the meaning of the Securities Act, from and against, and agrees to reimburse CXI, its officers, directors, legal counsel, accountants and controlling persons or entities with respect to any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which CXI, its officers, directors, legal counsel, accountants or such controlling persons or entities may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by Shaar for use in the preparation thereof. Notwithstanding the foregoing, in no event shall the indemnification obligations contained in this subsection exceed the net proceeds received by Shaar in the offering giving rise to such indemnification obligation.

                      (c) If any claim shall be asserted against any person or entity (an "Indemnified Person") for which such person or entity intends to seek indemnification pursuant to Section 8(a) or (b) from the other party hereto (the "Indemnifying Person"), as the case may be, such Indemnified Person shall give prompt written notice to the Indemnifying Person of the nature of such claim, but the failure to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8 unless it has been prejudiced substantially thereby. The Indemnifying Person shall have the right to conduct, at its expense, through counsel of its own choosing, which counsel is approved by the Indemnified Person (which approval may not be unreasonably withheld), the defense of any such claim, and may compromise or settle such claims with the prior consent of the Indemnified Person (which consent shall not be unreasonably withheld); provided, that (i) if the Indemnifying Person does not elect to

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conduct the defense of any such claim,  the Indemnified  Person may undertake to conduct the defense of such claim and the Indemnifying Person shall be responsible for the fees and disbursements of the Indemnified Person's legal counsel in connection with such defense and (ii) if the person or entity that is not conducting the defense desires to join in such defense, it may elect to do so at its own cost by retaining legal counsel acceptable to the person or entity conducting the defense (which acceptance shall not be unreasonably withheld).

                  12. The rights and privileges of this Registration Rights Agreement may inure to the benefit of other stockholders of CXI; provided, that CXI's obligations to any one or more such stockholders shall be subject to their execution of an addendum or joinder agreement substantially similar in form and content to this Agreement.

                  13. THIS AGREEMENT SHALL BE CONSTRUED (BOTH AS TO VALIDITY AND PERFORMANCE) AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION

                  14. The rights to have CXI register Registrable Securities assigned to any permitted transferree thereof, pursuant to this Agreement shall be automatically assigned by Shaar to any such permitted transferee of all or any portion of such Registrable Securities (or all or any portion of any Warrant of CXI which is convertible into such securities) only if: (a) Shaar agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to CXI within a reasonable time after such assignment, (b) CXI is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time CXI received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with CXI to be bound by all of the provisions contained herein. Except to the extent so assigned, Shaar shall retain all of its rights under this Agreement, including the right to have CXI register all Registrable Securities (or all or any portion thereof represented by the Warrant, retained by Shaar.

                  15. Subject to Section 14 above, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  16. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.


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         IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of each party hereto on the date set forth above.


                       COMMODORE APPLIED TECHNOLOGIES, INC.



                       By:      ____________________________
                                James M. DeAngelis, Vice President and Treasurer



                       THE SHAAR FUND, LTD



                       By:      ____________________________
                                Samuel Levinson, Managing Director




STATE OF NEW YORK                   )
                                    ) SS:
COUNTY OF NEW YORK                  )

         On this 13th day of June, 2001, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared James M. DeAngelis, to me known, who being by me duly sworn, did depose and say that he is the Vice President and Treasurer of Commodore Applied Technologies, Inc., and that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.



                                  ------------------------------
                                  Notary Public







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